[LOGO] STATE STREET RESEARCH

                    Concentrated International Fund
--------------------------------------------------------------------------------

                                   Annual Report to Shareholders

                                   May 31, 2001

In This Report

                                 [COVER GRAPHIC]

                                    A New Era
                                    in Japan?

                                          plus

                                            Despite Slower Growth, Most Foreign
                                            Economies Outshine U.S.

                                            Hedging Against Currency Risk

                                            Fund Portfolio and Financials

   Contents

2  Review Since Inception (6/15/00)

   A look at the fund and its market
   environment over the period

6  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

8  The Fund in Detail
   Portfolio holdings, financials and notes

>From the Chairman

Rebound?

That's what investors are hoping for after a challenging year for the world's stock markets. However, Europe's economies are slowing and Japan's economy remains at a standstill. The same volatility that has rocked technology markets in the U.S. has also affected technology companies abroad.

[PHOTO]
Richard S. Davis

We can't predict when the foreign markets will turn around, but we do think it's worth reviewing the investment principles that have guided investors for decades:

Be patient. Diversify to spread investment risk. Own a mix of stocks, bonds and cash, both domestic and foreign. And, stick to your regular investment plan. If you're not in the market, you can't benefit when it turns around. These time-tested investment principles may not offer a short-cut to your financial goals, but they describe a road well-traveled by successful investors.

Sincerely,


/s/ Richard S. Davis

Richard S. "Dick" Davis
Chairman
May 31, 2001

                        Review Since Inception (6/15/00)
               Management's Discussion of Fund Performance Part 1

                            How State Street Research
                    Concentrated International Fund Performed

In a difficult environment for foreign stock markets, State Street Research Concentrated International Fund returned -15.91% from its inception on June 15, 2000 through May 31, 2001.(1) That was better than the Morgan Stanley Capital International EAFE Index, which returned -19.02% over the same period.(2)

Reasons for the Fund's Performance

Slower economic growth in Europe and Asia contributed to dull performance in most of the world's equity markets. With the exception of Ireland, and the emerging markets of China and Mexico, most stock markets were down between 15% to 20% in U.S. dollars during the period.

We continued to focus our efforts on stock selection, which centered around two major themes: energy and technology. In the energy sector, the portfolio recorded gains from energy service companies Technip and Saipem, which have benefited from an increase in capital spending in the sector. In the technology sector, we have begun to make opportunistic investments in stocks that look more attractive as the result of a decline in valuations from the sector's lofty highs of a year ago.

Looking Ahead

Although we are cautious about the economic environment for much of the world, we believe that the energy sector continues to offer opportunity, based on relatively high commodity prices. We have also added to our investment in metals and mining stocks, industries that tend to do well as economies begin to anticipate recovery. Most important, we have raised our exposure to Japanese stocks from an underweight of 2% six months ago to an overweight of 30% as valuations have become compelling, especially compared to Europe, where we believe that the impact of a slower economy has been underestimated.

More Management's Discussion of Fund Performance on pages 6 and 7. |_|

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)
[DOWN ARROW]
-15.91%

"We have raised our exposure to Japanese stocks as valuations have become compelling."

[PHOTO]
Tom Moore
Portfolio Manager,
State Street Research Concentrated International Fund

Morgan Stanley
Capital International
EAFE Index(2)

-19.02%


2 State Street Research Concentrated International Fund

--------------------------------------------------------------------------------
[GRAPHIC] The Fund at a Glance as of 5/31/01
--------------------------------------------------------------------------------

State Street Research Concentrated International Fund invests in a limited number of international stocks.

Saipem

Despite disappointing performance early in the year, we held on to Saipem, an international energy contractor, on the conviction that it would benefit from increased capital spending by oil companies. It did--and the stock gained 37% for the year.

[GRAPHIC]

Hits & Misses

[GRAPHIC]

Actelion

We invested in this Swiss biotechnology company because it had a promising drug that targeted heart disease. However, the drug was rejected and we liquidated our position in the stock.

Total Net Assets: $5.2 million

--------------------------------------------------------------------------------
Top 10 Holdings

     Issuer/Security                                            % of fund assets

  1  Sony                                                                   5.4%

  2  Technip                                                                4.3%

  3  GlaxoSmithKline                                                        3.9%

  4  Wolters Kluwer                                                         3.8%

  5  Unilever                                                               3.7%

  6  Vestas Wind Systems                                                    3.6%

  7  Nokia                                                                  3.4%

  8  Kaneka                                                                 3.3%

  9  Heineken                                                               3.2%

 10  Nomura Securities                                                      3.1%

     Total                                                                 37.7%

See page 11 for more detail.

--------------------------------------------------------------------------------
Performance: Class A

Aggregate total return as of 5/31/01(3, 4, 6)
(does not reflect sales charge)

  Life of Fund
   (6/15/00)
----------------
    -15.91%

Morgan Stanley Capital International EAFE Index as of 5/31/01(2)

     From
   (6/15/00)
----------------
    -19.02%

Aggregate total return as of 6/30/01(3, 4, 5, 6)
(at maximum applicable sales charge)

  Life of Fund
   (6/15/00)
----------------
    -23.74%

Morgan Stanley Capital International EAFE Index as of 6/30/01(2)

     From
   (6/15/00)
----------------
    -22.35%

See pages 6 and 7 for data on other share classes.

--------------------------------------------------------------------------------
5 Largest Country Positions
by % of fund assets
May 31, 2001

[Tabular description of Bar chart in printed material]

Japan                        29.5%
----------------------------------
United Kingdom               18.3%
----------------------------------
France                       11.9%
----------------------------------
Netherlands                   9.9%
----------------------------------
Hong Kong                     4.4%
----------------------------------

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Ticker Symbols*
State Street Research Concentrated International Fund
Class A: SICAX Class B(1): SICPX Class B: SCIBX Class C: SCCIX  Class S: SICSX

--------------------------------------------------------------------------------

(1)   Does not reflect sales charge.

(2) The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is comprised of stocks from Europe, Australasia and the Far East. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(4)   Aggregate total returns are not annualized.

(5)   Performance reflects a maximum 5.75% Class A share front-end sales charge.

(6) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses, without subsidization performance would have been lower.

*     Proposed.

[GRAPHIC] The Way We Think

                                    A New Era
                                    in Japan?

The economic indicators still point downward, but change is in the air in Japan. For starters, the political news has been favorable. New prime minister Koizumi surprised many observers earlier this year with his win as an outsider and a reformer. Now, the nation--and the world--await as he begins to move forward on a plan to deal with Japan's decade-long banking problem and to tighten Japan's public spending: Japan's national debt is the highest in the industrialized world.

The medicine is likely to be unpleasant. The bankruptcy rate is likely to rise:
It's up 4.4% already in 2001. Millions of people are at risk of losing their jobs at the same time that reduced government spending makes fewer resources available to rescue them. Yet, Japan has a longstanding tradition of responding to the call for personal sacrifice in the national interest. And so far, the new prime minister appears to have solid grass-roots support of his efforts despite the potential for troubling consequences. In fact, few observers believe that Japan can stage a solid and lasting rebound unless and until it addresses these fundamental problems with an all-out effort.

Seeing Opportunity in Change

These signs of change have spurred Tom Moore, portfolio manager of State Street Research Concentrated International Fund, to reevaluate

Despite Slower Growth, Most Foreign Economies Outshine U.S.

Global Slowdown

GDP growth, in percent

                            2000   2001 Forecast
-------------------------------------------------
Euro countries              3.4%       2.4%

Japan                       1.7%       0.6%

Developing Asia             6.9%       5.9%

Asian "Tigers"-
Hong Kong, Singapore,       8.2%       3.8%
South Korea and Taiwan

Africa                      3.0%       4.2%

Latin America               4.1%       3.7%

Russia, E. Europe           5.8%       4.0%

U.S.                        5.0%       1.5%
-------------------------------------------------

Source: International Monetary Fund, April 2001.

Most of Europe and some parts of Asia held up better than the U.S. in 2000 and are expected to grow faster than the U.S. in 2001. Nevertheless, growth is slowing in most parts of the world. According to The International Monetary Fund, economic growth in eurozone countries is expected to slow from 3.4% to 2.4% in 2001. Japan, which has struggled to stay out of recession, is expected to eke out a positive increase in economic activity of 0.6%, although GDP actually fell at an annual rate of 0.8% in the first quarter. The fastest growth is predicted for developing markets, which could pick up the pace of growth to 5% or more in 2001.

In Europe, information technology spending has slowed, business confidence has declined and industrial output has declined since January. Weaker consumer spending has followed a squeeze on real incomes in most of Europe. The European Central Bank, which controls interest rates for the 12-country eurozone, joined the world's other major central banks by trimming key interest rates a quarter of a point in May. The move came as a surprise because the ECB has been more concerned about a weak euro and rising inflation, which is running well above the 2% target ceiling set by the bank.

In Japan, a new prime minister raised hopes that tough new policies could lead to an end of a 12-year long bear market in stocks and economic activity. However, any long-term improvement is unlikely to come without loss of jobs and an increase in loan defaults and bankruptcies in the short term.

Although overall growth in many developing economies was higher than in developed nations, both Mexico and Brazil reported slower growth, as did Southeast Asia's economies, where declining exports to the U.S. and Japan have taken their toll.

4 State Street Research Concentrated International Fund investment opportunities in Japan. Six months ago Moore had less than 2% of the fund's assets in Japanese stocks. The position was focused primarily on Japanese export companies, which benefited from a declining currency and access to markets with better economic conditions. For example, the fund invested in Japanese automobile companies, which gained market share in the U.S. despite the fact that U.S. auto sales were down.

But recently Moore has raised his emphasis on Japan to nearly 30% of the portfolio. His reasons? First, opportunities in Japan look better on a relative basis than in Europe, where the pace of economic slowdown could exceed earlier expectations and where valuations are not as attractive as in the beaten-down market of Japan. Second, the pace of restructuring has picked up in Japan, an indication that companies are taking a serious look at costs--and at competition.

Back from a recent tour of Japanese companies, investment team member Eleanor Marsh encountered first-hand evidence of consolidation in progress among gasoline distribution companies, where the number could drop from 12 to as few as five. "There is a sense that those companies that can merge and cut costs will be the ones to survive," says Marsh. The same thing appears to be happening across a broad range of industries, from paper and steel to pharmaceuticals and beverage makers. As companies begin to see positive results in the form of higher profits, the trend is expected to spread.

Moore believes that selectivity is the key to finding good stocks in Japan. Realistic about the dim prospects for the Japanese economy, Moore looks for companies that have the potential to do well independent of the state of the economy. Companies that are aggressively restructuring their operations are good candidates because they are focused on improving profits. And if the economy turns around faster than expected, all the better.

Moore believes that State Street Research's intensive first-hand research has helped the investment team identify attractive opportunities in the Japanese stock market. He has also insulated the Japanese position against further currency weakness. About 75% of the portfolio's investment in Japanese stocks is hedged (see sidebar). If the stocks stay flat, the portfolio won't lose out to a declining yen. And if the stocks appreciate, investors will realize gains even if the yen continues to decline. |_|

"Moore has insulated the fund's Japanese position against further currency weakness."

[Tabular description of Line chart in printed material]

Yen/per U.S. dollars

 5/00      107.65
 6/00      106.12
 7/00      109.43
 8/00      106.67
 9/00      108.14
10/00      108.83
11/00      110.38
12/00      114.41
 1/01      116.57
 2/01      117.37
 3/01      126.33
 4/01      123.48
 5/01      119.22

Source: Bloomberg, 2001.

A Closer Look [GRAPHIC]

Hedging Against Currency Risk

When a mutual fund buys a foreign stock, or targets the stocks of a particular foreign market, it takes on the added risk that the currency in which the stock is denominated could decline against the U.S. dollar. An investment in Honda, for example, at 5530 yen per share, would translate into fewer dollars for American investors if the yen declined from its current exchange rate of approximately 120 to a dollar to 130--even if the stock rose in value by 10%.

However, there is a way to mitigate a portion of a foreign stock market's currency risk. A fund manager can purchase futures contracts and options as "insurance" against the changes in value of a currency. If the currency's value declines, the loss is offset by the currency contracts--minus their modest cost. If the currency's value stays the same or rises, the contracts expire worthless. The cost of the protection is minimal--usually a few percent of the entire investment--depending on the duration of the contract and the general volatility of the currency.

[GRAPHIC]

 Performance in Perspective Management's Discussion of Fund Performance Part 2

                     Performance Figures as of May 31, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Aggregate Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower distribution/service (12b-1) fee of 0.30%

                                Life of Fund
Aggregate Total Return           (6/15/00)
(does not reflect               ------------
sales charge)                     -15.91%

                                Life of Fund
Aggregate Annual Total Return    (6/15/00)
(at maximum applicable          ------------
sales charge)                     -20.74%

[Tabular description of Line chart in printed material]

$10,000 Over Life of Fund

                 MSCI EAFE Index   Class A
6/15/00               10000          9425
5/31/01                8109          7926
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1)  Back Load

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                Life of Fund
Aggregate Total Return           (6/15/00)
(does not reflect               ------------
sales charge)                     -16.44%

                                Life of Fund
Aggregate Annual Total Return    (6/15/00)
(at maximum applicable          ------------
sales charge)                     -20.62%

[Tabular description of Line chart in printed material]

$10,000 Over Life of Fund

                 MSCI EAFE Index  Class B(1)
6/15/00               10000         10000
5/31/01                8109          7938
--------------------------------------------------------------------------------


6 State Street Research Concentrated International Fund

--------------------------------------------------------------------------------
Class B  Back Load

(only available through exchanges from another Class B account)

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                Life of Fund
Aggregate Total Return           (6/15/00)
(does not reflect               ------------
 sales charge)                    -16.44%

                                Life of Fund
Aggregate Annual Total Return    (6/15/00)
(at maximum applicable          ------------
sales charge)                     -20.62%

[Tabular description of Line chart in printed material]

$10,000 Over Life of Fund

                 MSCI EAFE Index   Class B
6/15/00               10000         10000
5/31/01                8109          7938
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C  Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                Life of Fund
Aggregate Total Return           (6/15/00)
(does not reflect               ------------
sales charge)                     -16.44%

                                Life of Fund
Aggregate Annual Total Return    (6/15/00)
(at maximum applicable          ------------
 sales charge)                    -17.27%

[Tabular description of Line chart in printed material]

$10,000 Over Life of Fund

                 MSCI EAFE Index   Class C
6/15/00               10000         10000
5/31/01                8109          8273
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S  Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                Life of Fund
Aggregate Total Return           (6/15/00)
(does not reflect               ------------
sales charge)                     -15.69%

                                Life of Fund
Aggregate Annual Total Return    (6/15/00)
(at maximum applicable          ------------
sales charge)                     -15.69%

[Tabular description of Line chart in printed material]

$10,000 Over Life of Fund

                 MSCI EAFE Index   Class S
6/15/00               10000         10000
5/31/01                8109          8431
--------------------------------------------------------------------------------

A Closer Look                                                         [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts.

The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is an unmanaged index and is comprised of stocks from Europe, Australasia and the Far East. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate and you may have a gain or loss when you sell your shares.

Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

[GRAPHIC] The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations and give a summary of operations leading up to the report date, on a per-share basis. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.
                                                                       [GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research Concentrated International Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Concentrated International Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Growth Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees are people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 65% of total assets in a limited number of foreign stocks and other securities, including common and preferred stocks, convertible securities, warrants and depositary receipts.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and B shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, the most recent business day). The fund uses the following methods for determining the values of various types of securities:

      o Listed securities-The fund uses the price of the last sale on a national securities exchange that was quoted at the close of the New York Stock Exchange.

      o Over-the-counter securities-The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

      o Securities maturing within 60 days-The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o     Interest-The fund accrues interest daily as it earns it.

o     Cash dividends-The fund accrues these on the ex-dividend date.

The fund may use forward foreign currency exchange contracts for hedging purposes, attempting to offset a potential loss in one position by establishing an interest in an opposite position. The fund accounts for forward contracts by recording their total principal in its accounts and then marking them to market.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

o Dividends from net investment income The fund ordinarily declares and pays these annually, if any, and may make an additional distribution if tax regulations make it necessary.

o Net realized capital gains The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it intends to elect to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund-The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series-These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


10 State Street Research Concentrated International Fund

Portfolio Holdings  May 31, 2001
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by country of incorporation.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*     Denotes a security which has not paid a dividend during the last year.

+ Denotes an American Depositary Receipt or a Global Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
-----------------------------------------------------------------------------

    Issuer                                              Shares        Value
    -------------------------------------------------------------------------

    Common Stocks  90.9% of net assets

    Australia 2.6%
    -------------------------------------------------------------------------
    Coles Myer Ltd.                                     36,600       $131,736
                                                                   ----------

    Brazil 1.3%
    -------------------------------------------------------------------------
    Petroleo Brasileiro SA +                             2,400         67,920
                                                                   ----------

 (6)Denmark 3.6%
    -------------------------------------------------------------------------
    Vestas Wind Systems                                  3,800        185,341
                                                                   ----------

    Finland 3.4%
    -------------------------------------------------------------------------
 (7)Nokia AB Oy                                          6,000        173,426
                                                                   ----------

    France 11.9%
    -------------------------------------------------------------------------
    Bouygues SA                                          3,700        135,951
    Orange SA *                                         16,600        142,484
    Renault SA                                           2,500        116,594
 (2)Technip                                              1,500        221,983
                                                                   ----------
                                                                      617,012
                                                                   ----------

    Germany 3.0%
    -------------------------------------------------------------------------
    Volkswagen AG *                                      3,200        155,735
                                                                   ----------

    Hong Kong 4.4%
    -------------------------------------------------------------------------
    CNOOC Ltd. *                                        39,200         38,950
    Hutchison Whampoa                                    5,000         54,328
    Petrochina Co. Ltd.                                587,000        131,702
                                                                   ----------
                                                                      224,980
                                                                   ----------

    Italy 3.0%
    -------------------------------------------------------------------------
    Saipem SPA                                          24,950        155,077
                                                                   ----------

    Japan 29.5%
    -------------------------------------------------------------------------
    Advantest Corp.                                      1,000        103,466
    Fuji Heavy Industries Ltd.                          14,000         97,628
    Furukawa Electric Co. Ltd.                           9,000         96,450
 (8)Kaneka Corp.                                        18,000        169,128
    Kyocera Corp.                                        1,000         93,287
    Nintendo Co. Ltd.                                      700        136,029
(10)Nomura Securities Co. Ltd.                           8,000        160,498
    NTT DoCoMo Inc.                                          7        134,253
    Sekisui Chemical Co. Ltd.                           30,000        116,336
 (1)Sony Corp.                                           3,600        277,692
    Tokyo Electronics Ltd.                               2,000        137,281
                                                                   ----------
                                                                    1,522,048
                                                                   ----------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings May 31, 2001 CONTINUED

    Issuer                                              Shares        Value
    -------------------------------------------------------------------------

    Netherlands 9.9%
    -------------------------------------------------------------------------
 (9)Heineken NV                                          4,125       $166,567
    IHC Caland NV *                                      3,000        147,524
 (4)Wolters Kluwer NV                                    7,700        197,689
                                                                   ----------
                                                                      511,780
                                                                   ----------

    United Kingdom 18.3%
    -------------------------------------------------------------------------
    Barclays PLC                                         4,700        140,952
    BP PLC                                              16,900        149,052
 (3)GlaxoSmithKline PLC                                  7,400        200,623
    Rio Tinto Corp.                                      7,400        147,424
    Tesco                                               32,900        116,160
 (5)Unilever PLC                                        25,200        191,704
                                                                   ----------
                                                                      945,915
                                                                   ----------
    Total Common Stocks                                             4,690,970(a)
                                                                   ----------

--------------------------------------------------------------------------------
(a) The fund paid a total of $4,619,895 for these securities.
--------------------------------------------------------------------------------

                                                        Coupon              Maturity         Amount of
Issuer                                                   Rate                 Date           Principal             Value
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper  2.7% of net assets

American Express Credit Corp.                            4.10%              6/05/2001         $141,000            $140,936
                                                                                                                  --------
Total Commercial Paper                                                                                             140,936(b)
                                                                                                                  --------

--------------------------------------------------------------------------------
(b) The fund paid a total of $140,936 for these securities.
--------------------------------------------------------------------------------

                                                                              % of
                                                                            Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Investments                                                                      93.6%                          $4,831,906(c)

Cash and Other Assets, Less Liabilities                                           6.4%                             332,641
                                                                                -----                           ----------

Net Assets                                                                      100.0%                          $5,164,547
                                                                                =====                           ==========

--------------------------------------------------------------------------------
(c) The fund paid a total of $4,760,831 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


12 State Street Research Concentrated International Fund

Forward currency exchange contracts that were outstanding at May 31, 2001:

                                                                                             Unrealized
                                                                           Contract         Appreciation       Delivery
Transaction                                           Total Value            Price         (Depreciation)        Date
----------------------------------------------------------------------------------------------------------------------------
Sell Japanese yen, buy U.S. dollars                 84,533,716 JPY          0.00839            ($18,035)       12/28/01

Sell euro, buy U.S. dollars                            369,498 EUR          0.85738               4,330        06/04/01

Sell euro, buy U.S. dollars                             14,468 EUR          0.85735                 169        06/05/01

Sell Swiss franc, buy U.S. dollars                     344,257 CHF          0.56238               2,063        06/05/01

Buy Great Britain pound, sell U.S. dollars             104,166 GBP          1.42520               (755)        06/04/01

Buy Japanese yen, sell U.S. dollars                 16,171,127 JPY          0.00842               (119)        06/05/01
                                                                                              --------
                                                                                              ($12,347)
                                                                                              ========

--------------------------------------------------------------------------------
Federal Income Tax Information

At May 31, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $4,760,831 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost                     $219,057

Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value                     (147,982)
                                                                       --------

                                                                        $71,075
                                                                       ========
--------------------------------------------------------------------------------

At May 31, 2001, the fund had a capital loss carryforward of $400,103 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on May 31, 2009.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000 through May 31, 2001, the fund incurred net capital losses of approximately $381,000 and intends to defer and treat such losses as arising in the fiscal year ended May 31, 2002.

            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  May 31, 2001
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for share class as of the report date.

Assets

Investments, at value                                              $4,831,906(a)
Foreign currency, at value                                              3,558(b)
Cash                                                                   12,995
Receivable for securities sold                                        523,033
Receivable from distributor                                           106,734
Dividends and interest receivable                                       9,883
Receivable for open forward contracts                                   6,562
Receivable for fund shares sold                                         6,047
Other assets                                                           61,474
                                                                   ----------
                                                                    5,562,192

Liabilities

Payable for securities purchased                                      284,372
Accrued transfer agent and shareholder services                        25,317
Payable for open forward contracts                                     18,909
Accrued trustees' fees                                                  9,680
Accrued administration fee                                              4,690
Accrued management fee                                                  4,651
Accrued distribution and service fees                                   2,630
Payable for fund shares redeemed                                        2,105
Other accrued expenses                                                 45,291
                                                                   ----------
                                                                      397,645
                                                                   ----------

Net Assets                                                         $5,164,547
                                                                   ==========

Net Assets consist of:
  Undistributed net investment income                                 $18,035
  Unrealized appreciation of investments                               71,075
  Unrealized depreciation of foreign currency
  and forward contracts                                               (18,675)
  Accumulated net realized loss                                      (781,563)
  Paid-in capital                                                   5,875,675
                                                                   ----------
                                                                   $5,164,547(c)
                                                                   ==========

--------------------------------------------------------------------------------
(a)  The fund paid a total of $4,760,831 for these securities.
--------------------------------------------------------------------------------
(b)  The fund paid a total of $3,558 for these securities.
--------------------------------------------------------------------------------
(c)                 Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

  Class     Net Assets  /  Number of Shares    =     NAV

   A       $1,542,975           194,539             $7.93*

   B(1)    $1,239,638           157,394             $7.88**

   B         $641,535            81,418             $7.88**

   C         $503,052            63,849             $7.88**

   S       $1,237,347           155,601             $7.95

*     Maximum offering price per share = $8.41 ($7.93 / 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14 State Street Research Concentrated International Fund

Statement of
Operations For the period June 15, 2000 (commencement of operations)
to May 31, 2001
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                     $52,439(a)
Interest                                                             17,618
                                                                  ---------
                                                                     70,057

Expenses

Custodian fee                                                        99,220
Administration fee                                                   76,114(b)
Management fee                                                       44,407(c)
Transfer agent and shareholder services                              38,149(d)
Reports to shareholders                                              24,200
Distribution and service fees-Class A                                 3,508(e)
Distribution and service fees-Class B(1)                              9,888(e)
Distribution and service fees-Class B                                 5,816(e)
Distribution and service fees-Class C                                 4,897(e)
Registration fees                                                    17,500
Audit fee                                                            16,534
Trustees' fees                                                        9,680(f)
Miscellaneous                                                         3,630
Legal fees                                                            3,080
                                                                  ---------
                                                                    356,623
Expenses borne by the distributor                                  (269,414)(g)
Fees paid indirectly                                                   (929)(h)
                                                                  ---------
                                                                     86,280
                                                                  ---------
Net investment loss                                                 (16,223)
                                                                  ---------

Realized and Unrealized Gain (Loss)
on Investments, Foreign Currency
and Forward Contracts

Net realized loss on investments                                   (781,563)(i)
Net realized gain on foreign currency                                 8,586
                                                                  ---------
  Total net realized loss                                          (772,977)
                                                                  ---------
Change in unrealized appreciation
  of investments                                                     71,075
Change in unrealized depreciation of
  foreign currency and forward contracts                            (18,675)
                                                                  ---------
  Total change in unrealized appreciation                            52,400
                                                                  ---------
Net loss on investments                                            (720,577)
                                                                  ---------
Net decrease in net assets resulting
  from operations                                                 ($736,800)
                                                                  =========

--------------------------------------------------------------------------------
(a)   The fund paid foreign taxes of $4,401.
--------------------------------------------------------------------------------
(b) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among the
      State Street Research funds.
--------------------------------------------------------------------------------
(c)   The management fee is 1.00% of average net assets.
--------------------------------------------------------------------------------
(d) Includes a total of $5,179 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(e) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(f) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(g) Represents the share of expenses that the fund's distributor and its affiliates have agreed to pay voluntarily, based on an agreement with the fund. In the future, the agreement allows the distributor to seek repayment from the fund (as long as these repayments do not cause the fund's expenses to exceed certain limits.) Currently, the agreement limits expenses to 1.40% of average daily net assets, exclusive of Rule 12b-1 fees and certain other expenses. The distributor will not be entitled to such repayments from the fund after the end of the fifth fiscal year of the fund following the year in which the expenses were originally paid.
--------------------------------------------------------------------------------
(h)   Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(i) To earn this, the fund sold $8,256,658 of securities. During this same period, the fund also bought $13,658,116 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of
Changes in
Net Assets For the period June 15, 2000 (commencement of operations)
to May 31, 2001
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders.

Increase (Decrease) in Net Assets

Operations:

Net investment loss                                                ($16,223)

Net realized loss on investments, foreign
  currency and forward contracts                                   (772,977)

Change in unrealized appreciation
  of investments, foreign currency and
  forward contracts                                                  52,400
                                                                 ----------

Net decrease resulting from operations                             (736,800)
                                                                 ----------
Net increase from fund share transactions                         5,901,347(a)
                                                                 ----------
Total increase in net assets                                      5,164,547

Net Assets

Beginning of period                                                      --
                                                                 ----------
End of period                                                    $5,164,547(b)
                                                                 ==========

--------------------------------------------------------------------------------
(b)   Includes undistributed net investment income of $18,035.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16 State Street Research Concentrated International Fund

--------------------------------------------------------------------------------
(a)   These transactions break down by share class as follows:

                                                        June 15, 2000
                                                 (Commencement of Operations)
                                                       to May 31, 2001
                                               ---------------------------------
Class A                                         Shares             Amount
--------------------------------------------------------------------------------

 Shares sold                                   243,777           $2,098,878*

 Shares redeemed                               (49,238)            (399,707)
                                               ----------------------------
 Net increase                                  194,539           $1,699,171
                                               ============================

Class B(1)                                      Shares             Amount
--------------------------------------------------------------------------------

 Shares sold                                   167,653           $1,496,865**

 Shares redeemed                               (10,259)             (82,737)***
                                               ----------------------------
 Net increase                                  157,394           $1,414,128
                                               ============================

Class B                                         Shares             Amount
--------------------------------------------------------------------------------

 Shares sold                                    88,230             $804,642

 Shares redeemed                                (6,812)             (59,744)***
                                               ----------------------------
 Net increase                                   81,418             $744,898
                                               ============================

Class C                                         Shares             Amount
--------------------------------------------------------------------------------

 Shares sold                                    64,363             $598,169**

 Shares redeemed                                  (514)              (4,205)
                                               ----------------------------
 Net increase                                   63,849             $593,964
                                               ============================

Class S                                         Shares             Amount
--------------------------------------------------------------------------------

 Shares sold                                   165,056           $1,526,295

 Shares redeemed                                (9,455)             (77,109)
                                               ----------------------------
 Net increase                                  155,601           $1,449,186
                                               ============================

      The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share. At May 31, 2001, the Adviser owned one share of each of Class A, Class B(1), Class B, Class C, and Class S shares and MetLife owned 53,022 shares of each of Class A, Class B(1), Class B and Class C shares and 106,045 Class S shares of the fund.

* Includes $2,223 and $9,052 in sales charges collected by the distributor and MetLife.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $30,034 and $5 for Class B(1) and Class C were paid by the distributor, not the fund.

*** Includes $922 and $24 in deferred sales charges collected by the distributor for the Class B(1) and Class B.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance for the period June 15, 2000 (commencement of operations) to May 31, 2001(a).

Per-Share Data                                         Class A       Class B(1)      Class B        Class C        Class S
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ($)                9.43           9.43           9.43           9.43           9.43
                                                         ----           ----           ----           ----           ----
  Net investment income (loss) ($)*                     (0.01)         (0.07)         (0.06)         (0.06)          0.02

  Net realized and unrealized loss on investments,
  foreign currency and forward contracts ($)            (1.49)         (1.48)         (1.49)         (1.49)         (1.50)
                                                         ----           ----           ----           ----           ----
 Total from investment operations ($)                   (1.50)         (1.55)         (1.55)         (1.55)         (1.48)
                                                         ----           ----           ----           ----           ----
 Net asset value, end of period ($)                      7.93           7.88           7.88           7.88           7.95
                                                         ====           ====           ====           ====           ====

 Total return (%)(b)                                   (15.91)(c)     (16.44)(c)     (16.44)(c)     (16.44)(c)     (15.69)(c)

 Ratios/Supplemental Data
 --------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of period ($ thousands)              1,543          1,240            642            503          1,237

 Expense ratio (%)*                                      1.72(d)        2.42(d)        2.42(d)        2.42(d)        1.42(d)

 Expense ratio after expense reductions (%)*             1.70(d)        2.40(d)        2.40(d)        2.40(d)        1.40(d)

 Ratio of net investment income (loss) to
 average net assets (%)*                                (0.17)(d)      (0.87)(d)      (0.77)(d)      (0.75)(d)       0.21(d)

 Portfolio turnover rate (%)                           196.14         196.14         196.14         196.14         196.14

 *Reflects voluntary reduction of
  expenses of these amounts (%)                          6.03(d)        6.05(d)        6.11(d)        6.11(d)        6.07(d)

(a)   Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

(c)   Not annualized.

(d)   Annualized.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Growth Trust and the Shareholders of
State Street Research Concentrated International Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Concentrated International Fund (a series of State Street Research Growth Trust, hereafter referred to as the "Trust") at May 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2001

The text and notes are an integral part of the financial statements.


18 State Street Research Concentrated International Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

                                                            -------------------
                                                                 PRSRT STD
                                                                   AUTO
[LOGO] STATE STREET RESEARCH                                 U.S. POSTAGE PAID
       One Financial Center o Boston, MA 02111-2690            HOLLISTON, MA
                                                               PERMIT NO. 20
                                                            -------------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day
            Hearing-impaired: 1-800-676-7876
            Chinese- and Spanish-speaking: 1-888-638-3193

[FAX]       Fax
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            Center by calling 1-87-SSR-FUNDS or 1-877-773-8637)

[MAILBOX]   Mail
            State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

For 24-Hour
Automated Access
to Your Account

[TOLL-FREE PHONE]  1-87-SSR-FUNDS
                   ----------------
                   (1-877-773-8637)

www.ssrfunds.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com

State Street Research
         FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

---------------------------
          [LOGO]
          DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
           2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Alpha Fund.

(3)   Formerly State Street Research Argo Fund.

(4)   Formerly State Street Research Galileo Fund.

(5) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Concentrated International Fund prospectus. When used after September 30, 2001 this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

                                   [UP ARROW]

                                   AGGRESSIVE

                                  EQUITY FUNDS
                                  ------------

                             Global Resources Fund
                              Health Sciences Fund
                              Emerging Growth Fund
                              Mid-Cap Growth Fund
                        Concentrated International Fund
                            Concentrated Growth Fund
                            Large-Cap Growth Fund(1)
                                  Aurora Fund
                             Mid-Cap Value Fund(2)
                            Large-Cap Value Fund(3)
                           International Equity Fund
                           Large-Cap Analyst Fund(4)
                                Investment Trust
                                  Legacy Fund
                         Strategic Growth & Income Fund
                           Strategic Income Plus Fund

                               FIXED INCOME FUNDS
                               ------------------

                                High Income Fund
                             Strategic Income Fund
                             New York Tax-Free Fund
                                Tax-Exempt Fund
                             Government Income Fund
                              Money Market Fund(5)

                                  CONSERVATIVE

                                  [DOWN ARROW]

(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

Control Number:(exp0702)SSR-LD                                      CI-4016-0701

-------------------------------------------------------------------------------
                             STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                TECHNOLOGY FUND
                     -------------------------------------

                              ANNUAL REPORT
                              May 31, 2001

                              -------------------
                                 WHAT'S INSIDE
                              -------------------

                              FROM THE CHAIRMAN
                              America's Economy Continues to Cool

                              PORTFOLIO MANAGER'S REVIEW
                              Technology's Volatile Ride

                              FUND INFORMATION
                              Facts and Figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

                                                           ---------------------
                                                                  [logo]
                                                                  DALBAR
                                                           HONORS COMMITMENT TO:
                                                                 INVESTORS
                                                                   2000
                                                           ---------------------

                                                              For Excellence
                                                                in Service

[logo] State Street Research

FROM THE CHAIRMAN

[Photo of Richard S. Davis]

DEAR SHAREHOLDER:

America's red-hot economy cooled in the second and third quarters of 2000, then slowed abruptly in the fourth quarter. After raising short-term interest rates in an effort to slow the U.S. economy to a more acceptable pace, the Federal Reserve Board reversed course when it became apparent that the slowdown could result in recession. The Fed reduced a key short-term interest rate five times in the first five months of 2001 and put the nation on notice that it would act again to keep the economy in positive territory.

STOCKS
The U.S. stock market disappointed most investors with negative returns. For the 12-month period, all major market indexes were down. The S&P 500 Index returned -10.55%.(1) The Nasdaq was down -37.81%.

BONDS
Bonds were a bright spot in most investor portfolios as most sectors delivered double-digit returns for the year. Government, mortgage and municipal bonds benefited from slower economic growth and declining intermediate- and long-term interest rates in the first half of the period. Corporate bonds lagged, but picked up in 2001 as investors sought the relative stability of the bond market. The high-yield market was weak throughout 2000, picked up early in 2001, then gave back some of its gains as concern about the economy deepened.

INTERNATIONAL
Around the world, most foreign markets were awash in red ink. Higher inflation and projected slower economic growth kept a damper on stock markets in Europe and Asia. Although the Japanese government is still struggling with a sagging economy, a new Prime Minister has a plan to deal with a decade-old banking crisis and Japanese stocks moved modestly upward near the end of the period.

OUTLOOK AND OPPORTUNITIES
When the news about the economy and the stock market is grim, it's important to keep a steady hand on your portfolio. Now is a good time to ask your investment professional to put the market events of the past year in perspective and to review your asset allocation in light of your long-term goals. Remember, the best way to achieve your goals is to invest regularly and to stick with your plan. There are no quick fixes for the challenges we face today, but these are sound principles that have been followed by successful investors for decades.

    Sincerely,

/s/ Richard S. Davis

    Richard S. "Dick" Davis
    Chairman
    May 31, 2001

(1) The S&P 500 Index (officially the "S&P Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The JP Morgan H & Q Technology Index is comprised of the publicly traded stocks of approximately 275 technology companies. The indexes do not take transaction charges into consideration. It is not possible to invest directly in the indexes.

(2) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(3) Performance reflects a maximum 5.75% Class A share front-end sales charge.

(4) Aggregate total return; not annualized.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended May 31, 2001 except as otherwise noted)
-------------------------------------------------------------------------------

AGGREGATE TOTAL RETURN(2),(3),(4)
(at maximum applicable sales charge)
---------------------------------------------------------------------------
                                 LIFE OF FUND
                               (since 8/31/00)
---------------------------------------------------------------------------
Class A                            -56.32%
---------------------------------------------------------------------------

AGGREGATE TOTAL RETURN(2),(3),(4)
for period ended 6/30/01
(at maximum applicable sales charge)
---------------------------------------------------------------------------
                                 LIFE OF FUND
                               (since 8/31/00)
---------------------------------------------------------------------------
Class A                            -56.02%
----------------------------------------------------------------------------

Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

Because the fund is focused on one market sector, it may involve more risk than broadly diversified funds, since its entire portfolio will be impacted by the performance of the technology industry in general.

                         TOP 10 STOCK POSITIONS
                         (by percentage of net assets)

                         1 VERITAS SOFTWARE                4.6%
                         2 EMC                             3.6%
                         3 SIEBEL SYSTEMS                  3.6%
                         4 ANALOG DEVICES                  3.5%
                         5 I2 TECHNOLOGIES                 3.4%
                         6 SUN MICROSYSTEMS                3.4%
                         7 MERCURY INTERACTIVE             3.3%
                         8 ALTERA                          3.1%
                         9 MICRON TECHNOLOGY               3.0%
                         J PEREGRINE SYSTEMS               2.9%

These securities represent an aggregate of 34.4% of the portfolio.

PORTFOLIO MANAGER'S REVIEW
Technology Fund: Technology's Volatile Ride

[Photo of Rob Joseph]

     Rob Joseph
 Portfolio Manager

We spoke with Rob Joseph, member of State Street Research's Technology Team, about the fund's performance for the period from inception on August 31, 2000 to May 31, 2001 and his views on the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: Class A shares returned -53.66% (does not reflect sales charge) for the period from inception on August 31, 2000 through May 31, 2001.(1) That was slightly higher than the return for the JP Morgan H & Q Technology Index, which was -54.37% for the same period.(1)

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?
A: We launched the fund into one of the most challenging periods ever for technology stocks. A year ago, technology valuations had reached extraordinary and, in retrospect, unsustainable highs. Just as investors decided to express their concerns about valuations by taking profits and lightening up on their technology exposure, the economy began to slow, and that hurt business prospects for technology companies. The combination of a valuation-driven selloff and lowered expectations for technology profits sent the sector into a severe decline. Although there have been interim rallies since last fall, the Nasdaq, which is a reasonable proxy for the technology market, remains more than 50% below the high it reached early last spring.

Q: HOW WAS THE FUND INVESTED DURING THE PERIOD?
A: At the beginning of the period, we were heavily invested in software and telecommunications equipment, and we were underweighted in our exposure to computer hardware and semiconductor stocks. As the news on telecommunications equipment companies turned gloomy, we lightened up on our exposure there and added to our investment in semiconductor stocks.

Q: WHAT CHANGED THE PROSPECTS FOR TELECOMMUNICATIONS EQUIPMENT COMPANIES?
A: When telecommunications service companies were spending heavily to build out their networks--to lay fiber and to improve their ability to handle increased demand for data transmission--the telecommunications equipment companies were the direct beneficiaries, because service companies needed equipment to proceed with their plans. But here's what happened: Capacity grew faster than demand. It looked like the financial models the telecommunications service companies had used to make their projections of business growth and profits didn't work. And, the investment community cut off funding to the telecommunications service companies. They stopped spending, and the equipment companies were the biggest losers because their stock prices had been up to very high levels. Our view is that we could be in a multi- year recession in telecommunications. As a result, we have cut back our exposure to the group until we see signs of improvement.


Q: DID YOU MAKE ANY CHANGES AS A RESULT OF VOLATILITY EARLY IN THE PERIOD?
A: We made the industry shifts noted above, and we also became more defensive. Our goal with this fund is to seek out opportunities in the technology sector while still being mindful of risk. As a result, we've invested about one third of the fund's assets in what we call "core" companies, such as Veritas Software, Siebel Systems and Mercury Interactive, where we believe business prospects will improve once the economy bounces back. These companies have good management teams and established products. Another third of the portfolio is committed to smaller, more aggressive, opportunistic companies--riskier, but with potential. Those positions change more rapidly than the core portion of the portfolio. And right now, about a quarter of the portfolio is in cash. That way we have the ability to buy when we see an attractive opportunity. The cash also serves as a defensive cushion against any future volatility.

Q: WHAT IS YOUR OUTLOOK FOR TECHNOLOGY FOR THE PERIOD AHEAD?
A: We are relatively optimistic. On one hand, we are not expecting a run-up of the proportions that we experienced in technology two years ago. That was an exceptional period. However, we believe that technology continues to be a long-term driver of the global economies and we continue to look for opportunities to invest in stocks where our confidence for the long term is high. Our investment in i2 Technologies, the leading maker of supply-chain software, is a good example. It has lost probably 80% of its value in the past year, but we continue to own it and have actually added to it as its price has dropped--because we think it has the potential to get its business back on track once the economy stabilizes and companies begin spending again on information technology.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TOP 5 INDUSTRIES
(by percentage of net assets)

          COMPUTER SOFTWARE                             27.7%
          ELECTRONICS: SEMICONDUCTORS/COMPONENTS        20.4%
          COMPUTER TECHNOLOGY                            7.5%
          COMMUNICATIONS TECHNOLOGY                      7.1%
          PRODUCTION TECHNOLOGY EQUIPMENT                5.7%

STATE STREET RESEARCH TECHNOLOGY FUND

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
May 31, 2001

-------------------------------------------------------------------------------
                                                                        VALUE
                                                      SHARES           (NOTE 1)
-------------------------------------------------------------------------------

COMMON STOCKS 71.8%
PRODUCER DURABLES 5.7%
PRODUCTION TECHNOLOGY EQUIPMENT 5.7%
Brooks Automation Inc.* ..........................      60           $   2,953
KLA-Tencor Corp.* ................................     250              12,905
Lam Research Corp.* ..............................     470              12,981
                                                                     ---------
                                                                        28,839
                                                                     ---------
Total Producer Durables ..........................                      28,839
                                                                     ---------
TECHNOLOGY 66.1%
COMMUNICATIONS TECHNOLOGY 7.1%
Ciena Corp.* .....................................     110               5,957
Cisco Systems Inc.* ..............................     480               9,245
Extreme Networks Inc.* ...........................     300               8,880
Juniper Networks Inc.* ...........................     140               5,954
Sonus Networks Inc.* .............................     230               5,925
                                                                     ---------
                                                                        35,961
                                                                     ---------
COMPUTER SOFTWARE 27.7%
Art Technology Group Inc.* .......................     370               3,178
Check Point Software Technologies Ltd.* ..........     245              13,196
E.Piphany Inc.* ..................................     450               5,648
i2 Technologies Inc.* ............................     870              17,470
Interwoven Inc.* .................................     230               4,165
Intuit Inc.* .....................................     220               7,053
Mercury Interactive Corp.* .......................     280              16,587
Microsoft Corp.* .................................     210              14,528
Peregrine Systems Inc.* ..........................     540              14,953
Sapient Corp.* ...................................     220               2,105
Siebel Systems Inc.* .............................     400              18,144
Veritas Software Corp.* ..........................     350              23,187
                                                                     ---------
                                                                       140,214
                                                                     ---------
COMPUTER TECHNOLOGY 7.5%
Compaq Computer Corp. ............................     140               2,239
EMC Corp.* .......................................     580              18,328
Sun Microsystems Inc.* ...........................   1,060              17,458
                                                                     ---------
                                                                        38,025
                                                                     ---------
ELECTRONICS 3.4%
Flextronics International Ltd.* ..................     400              10,088
Nokia Corp. ADR ..................................     250               7,310
                                                                     ---------
                                                                        17,398
                                                                     ---------
ELECTRONICS: SEMICONDUCTORS/COMPONENTS 20.4%
Advanced Micro Devices Inc.* .....................     390              11,017
Altera Corp.* ....................................     660              15,840
Analog Devices Inc.* .............................     400              17,820
Applied Micro Circuits Corp.* ....................     220               3,975
Integrated Device Technology Inc.* ...............     320              11,725
Micron Technology Inc.* ..........................     400              15,000
SCI Systems Inc.* ................................     190               4,486
Texas Instruments Inc. ...........................     430              14,672
Xilinx Inc.* .....................................     220               9,075
                                                                     ---------
                                                                       103,610
                                                                     ---------
Total Technology .................................                     335,208
                                                                     ---------
Total Common Stocks (Cost $538,768) ..............                     364,047
                                                                     ---------

-------------------------------------------------------------------------------
                                               PRINCIPAL   MATURITY   VALUE
                                                AMOUNT       DATE    (NOTE 1)
-------------------------------------------------------------------------------
COMMERCIAL PAPER 21.7%
Federal National Mortgage
  Association, 3.98%                           $110,000   6/05/2001  $ 109,951
                                                                     ---------
Total Commercial Paper (Cost $109,951) ............................    109,951
                                                                     ---------
Total Investments (Cost $648,719) - 93.5% .........................    473,998
Cash and Other Assets, Less Liabilities - 6.5% ....................     32,974
                                                                     ---------
Net Assets - 100.0% ...............................................  $ 506,972
                                                                     =========

Federal Income Tax Information:
At May 31, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $688,218 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost ................   $  13,785
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value ................    (228,005)
                                                                     ---------
                                                                     $(214,220)
                                                                     =========
-------------------------------------------------------------------------------
ADR stands for American Depositary Receipt, representing ownership of foreign securities.
* Nonincome-producing securities.

STATE STREET RESEARCH TECHNOLOGY FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
May 31, 2001

ASSETS
Investments, at value (Cost $648,719) (Note 1) ...................   $ 473,998
Cash .............................................................         754
Receivable from Distributor (Note 3) .............................      50,718
Other assets .....................................................         978
                                                                     ---------
                                                                       526,448
LIABILITIES
Accrued administration fee (Note 2) ..............................       4,690
Accrued trustees' fees (Note 2) ..................................       1,491
Accrued transfer agent and shareholder services (Note 2) .........         708
Accrued management fee (Note 2) ..................................         397
Accrued distribution and service fees (Note 5) ...................         151
Other accrued expenses ...........................................      12,039
                                                                     ---------
                                                                        19,476
                                                                     ---------
NET ASSETS .......................................................   $ 506,972
                                                                     =========
Net Assets consist of:
  Unrealized depreciation of investments .........................   $(174,721)
  Accumulated net realized loss ..................................    (396,869)
  Paid-in capital ................................................   1,078,562
                                                                     ---------
                                                                     $ 506,972
                                                                     =========
Net Asset Value and redemption price per share of Class
  A shares ($506,972 / 116,044 shares) ...........................   $    4.37
                                                                     =========
Maximum Offering Price per share of Class A shares
  ($4.37 / .9425) ................................................   $    4.64
                                                                     =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TECHNOLOGY FUND

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the period August 31, 2000
(commencement of operations) to May 31, 2001

INVESTMENT INCOME
Dividends ........................................................   $      54
Interest .........................................................       4,073
                                                                     ---------
                                                                         4,127
EXPENSES
Administration fee (Note 2) ......................................      62,223
Custodian fee ....................................................      29,155
Audit fee ........................................................      10,573
Management fee (Note 2) ..........................................       4,479
Trustees' fees (Note 2) ..........................................       3,760
Registration fees ................................................       2,444
Reports to shareholders ..........................................       2,075
Distribution and service fees - Class A (Note 5) .................       1,588
Transfer agent and shareholder services (Note 2) .................         991
Legal fees .......................................................         782
Miscellaneous ....................................................       1,504
                                                                     ---------
                                                                       119,574
Expenses borne by the distributor (Note 3) .......................    (111,612)
Fees paid indirectly (Note 2) ....................................         (51)
                                                                     ---------
                                                                         7,911
                                                                     ---------
Net investment loss ..............................................      (3,784)
                                                                     ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments (Notes 1 and 4) .................    (396,869)
Change in unrealized depreciation of investments .................    (174,721)
                                                                     ---------
Net loss on investments ..........................................    (571,590)
                                                                     ---------
Net decrease in net assets resulting from operations .............   $(575,374)
                                                                     =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TECHNOLOGY FUND
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
For the period August 31, 2000
(commencement of operations) to May 31, 2001

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss ..............................................   $  (3,784)
Net realized loss on investments .................................    (396,869)
Change in unrealized depreciation of investments .................    (174,721)
                                                                     ---------
Net decrease resulting from operations ...........................    (575,374)
                                                                     ---------
Share transactions (Note 7):
Proceeds from sale of shares .....................................   1,092,829
Cost of shares repurchased .......................................     (10,483)
                                                                     ---------
Net increase from fund share transactions ........................   1,082,346
                                                                     ---------
Total increase in net assets .....................................     506,972

NET ASSETS
Beginning of period ..............................................        --
                                                                     ---------
End of period ....................................................   $ 506,972
                                                                     =========
Number of shares:
Sold .............................................................     118,251
Redeemed .........................................................      (2,207)
                                                                     ---------
Net increase in fund shares ......................................     116,044
                                                                     =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TECHNOLOGY FUND
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
May 31, 2001

NOTE 1

State Street Research Technology Fund is a series of State Street Research Growth Trust (the "Trust"), which was organized as a Massachusetts business trust in November 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of three separate funds: State Street Research Technology Fund, State Street Research Concentrated International Fund and State Street Research Large-Cap Growth Fund.

The investment objective of the fund is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 65% of total assets in securities of companies in technology and related industries. These may include common and preferred stocks, convertible securities, warrants and depositary receipts.

The fund offers five classes of shares. Only Class A shares are presently available for purchase. Class B(1), Class B, Class C, and Class S are not being offered at this time. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares will pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares will be subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares will be offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares will be subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares will also pay annual service and distribution fees of 1.00%. Class S shares will only be offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect, wholly-owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distributon fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the Nasdaq system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At May 31, 2001 the fund had a capital loss carryforward of $13,675 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on May 31, 2009.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000 through May 31, 2001, the fund incurred net capital losses of approximately $344,000 and it intends to defer and treat such losses as arising in the fiscal year ended May 31, 2002.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. During the period August 31, 2000 (commencement of operations) to May 31, 2001, there were no loaned securities.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.85% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the period August 31, 2000 (commencement of operations) to May 31, 2001, the fees pursuant to such agreement amounted to $4,479.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the period August 31, 2000 (commencement of operations) to May 31, 2001, the amount of such expenses was $122.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the period August 31, 2000 (commencement of operations) to May 31, 2001, the fund's transfer agent fees were reduced by $51 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $3,760 during the period August 31, 2000 (commencement of operations) to May 31, 2001.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among State Street Research funds. During the period August 31, 2000 (commencement of operations) to May 31, 2001, the amount of such expenses was $62,223.

NOTE 3

The Distributor and the fund have agreed that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the period August 31, 2000 (commencement of operations) to May 31, 2001, the amount of such expenses assumed by the Distributor and its affiliates was $111,612. The agreement currently limits expenses to 1.20% of average daily net assets exclusive of Rule 12b-1 fees and certain other expenses.

The agreement requires the fund to reimburse the Distributor in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitations. The Distributor will not be entitled to such repayments from the fund after the end of the fifth fiscal year of the fund following the year in which expenses were originally paid.

NOTE 4

For the period August 31, 2000 (commencement of operations) to May 31, 2001, purchases and sales of securities, exclusive of short-term obligations, aggregated $1,774,328 and $838,691, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund pays annual service and distribution fees to the Distributor at a rate of 0.30% of average daily net assets for Class A shares and 1.00% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period August 31, 2000 (commencement of operations) to May 31, 2001, fees pursuant to such plans amounted to $1,588 for Class A shares.

NOTE 6

Under normal market conditions the fund invests not less than 65% of its total assets in equity securities of domestic and foreign companies in technology and related industries. Also, the fund may invest up to 35% of its total assets in the securities of issuers in industries that are not related to technology. Accordingly, the fund's investments will fluctuate in response to a variety of economic, political and other factors peculiar to technology and may fluctuate more widely than a portfolio that invests in a broader range of industries.

NOTE 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At May 31, 2001, the Adviser owned one Class A share and MetLife owned 106,045 Class A shares of the fund.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a Class A share outstanding from August 31, 2000 (commencment of operations) to May 31, 2001(a)

NET ASSET VALUE, BEGINNING OF PERIOD ($)                                9.43
                                                                       -----
  Net investment loss ($)*                                             (0.03)
  Net realized and unrealized loss on investments ($)                  (5.03)
                                                                       -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                   (5.06)
                                                                       -----
NET ASSET VALUE, END OF PERIOD ($)                                      4.37
                                                                       =====
Total return(b) (%)                                                   (53.66)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                                507
Expense ratio (%)*                                                      1.51(d)
Expense ratio after expense reductions (%)*                             1.50(d)
Ratio of net investment loss to average net assets (%)*                (0.72)(d)
Portfolio turnover rate (%)                                           142.45
*Reflects voluntary reduction of expenses of these
  amounts (Note 3) (%)                                                 21.18(d)

-------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(c) Not annualized.
(d) Annualized.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH GROWTH TRUST AND THE SHAREHOLDERS OF STATE STREET RESEARCH TECHNOLOGY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Technology Fund (a series of State Street Research Growth Trust, hereafter referred to as the "Trust") at May 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period from August 31, 2000 (commencement of operations) to May 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2001

STATE STREET RESEARCH TECHNOLOGY FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

Class A shares of State Street Research Technology Fund returned -53.66% (does not reflect sales charge) for the period from its inception on August 31, 2000 through May 31, 2001. That was slightly higher than the JP Morgan H & Q Technology Index, which returned -54.37% for the same period.

Disappointing performance was the result of a valuation-driven selloff and lowered expectations for technology profits in the months after the fund was launched, although there have been interim rallies since last fall.

At the beginning of the period, the fund was heavily invested in software and telecommunications equipment, and underweighted in its exposure to computer hardware and semiconductor stocks. As the news on telecommunications equipment companies turned gloomy, the manager lightened up on exposure there and added to investments in semiconductor stocks.

At the end of the period, approximately one third of the fund's assets were invested in high-quality "core" companies, such as Veritas Software, Siebel Systems and Mercury Interactive, where the manager has confidence that business prospects will improve once the economy bounces back. These companies have good management teams and established products. Another third of the portfolio is committed to smaller, more aggressive, opportunistic companies-- riskier, but with potential. Those positions change more rapidly than the core portion of the portfolio. And right now, about a quarter of the portfolio is in cash, to give the manager the ability to buy when opportunities present themselves and to help cushion against further market volatility.

May 31, 2001

ALL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge. The JP Morgan H & Q Technology Index is comprised of the publicly traded stocks of approximately 275 technology companies. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

                          CHANGE IN VALUE OF $10,000
                BASED ON THE JP MORGAN H & Q TECHNOLOGY INDEX
                    COMPARED TO CHANGE IN VALUE OF $10,000
                         INVESTED IN TECHNOLOGY FUND

                          ----------------------------
                          Average Annual Total Return
                          Life of Fund (since 8/31/00)
                                    -56.32%
                          ----------------------------

                Technology Fund                           $4,368
                J.P. Morgan H & Q Technology Index        $4,563

-------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH GROWTH TRUST
-------------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RICHARD S. DAVIS                       RICHARD S. DAVIS
TECHNOLOGY FUND                            Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President and Chief
Boston, MA 02111                           Chief Executive Officer                Executive Officer,
                                                                                  State Street Research &
INVESTMENT ADVISER                         THOMAS P. MOORE, JR.                   Management Company
State Street Research &                    Vice President
Management Company                                                                BRUCE R. BOND
One Financial Center                       JAMES M. WEISS                         Former Chairman of the Board
Boston, MA 02111                           Vice President                         Chief Executive Officer and
                                                                                  President, PictureTel Corporation
DISTRIBUTOR                                KENNARD WOODWORTH, JR.
State Street Research                      Vice President                         STEVE A. GARBAN
Investment Services, Inc.                                                         Former Senior Vice President
One Financial Center                       DOUGLAS A. ROMICH                      for Finance and Operations and
Boston, MA 02111                           Treasurer                              Treasurer, The Pennsylvania
                                                                                  State University
SHAREHOLDER SERVICES                       EDWARD T. GALLIVAN, JR.
State Street Research                      Assistant Treasurer                    DEAN O. MORTON
Service Center                                                                    Former Executive Vice President,
P.O. Box 8408                              FRANCIS J. MCNAMARA, III               Chief Operating Officer
Boston, MA 02266-8408                      Secretary and General Counsel          and Director, Hewlett-Packard
1-87-SSR-FUNDS (1-877-773-8637)                                                   Company
                                           DARMAN A. WING
CUSTODIAN                                  Assistant Secretary and                SUSAN M. PHILLIPS
State Street Bank and                      Assistant General Counsel              Dean, School of Business and
Trust Company                                                                     Public Management, George
225 Franklin Street                        SUSAN E. BREEN                         Washington University; former
Boston, MA 02110                           Assistant Secretary                    Member of the Board of Governors
                                                                                  of the Federal Reserve System and
LEGAL COUNSEL                              AMY L. SIMMONS                         Chairman and Commissioner of
Ropes & Gray                               Assistant Secretary                    the Commodity Futures Trading
One International Place                                                           Commission
Boston, MA 02110
                                                                                  TOBY ROSENBLATT
INDEPENDENT ACCOUNTANTS                                                           President,
PricewaterhouseCoopers LLP                                                        Founders Investments Ltd.
160 Federal Street
Boston, MA 02110                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH TECHNOLOGY FUND                      ------------------
One Financial Center                                            PRSRT STD
Boston, MA 02111-2690                                             AUTO
                                                            U.S. POSTAGE PAID
                                                              HOLLISTON, MA
                                                              PERMIT NO. 20
                                                           ------------------

QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com

VISIT us on the Internet at:
     www.ssrfunds.com

CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
     Hearing-impaired: 1-800-676-7876
     Chinese- and Spanish-speaking: 1-888-638-3193

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] State Street Research

(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research Technology Fund prospectus.

When used after September 30, 2001, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp0702) SSR-LD                                   TF-4017-0701